                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 28, 2002
                                                   ---------------------



                          STRATUS SERVICES GROUP, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  Delaware                             001-15789                    22-3499261
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of incorporation or organization)                            Identification No.)


             500 Craig Road, Suite 201, Manalapan, New Jersey 07726
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (732) 866-0300
-------------------------------------------------------------------------------
               (Registrant's telephone number including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On March 28, 2002, Stratus Services Group, Inc. (the "Company") completed the sale of the assets of its Engineering Services Division (the "Division") to SEA Consulting Services Corporation (the "Purchaser") pursuant to the Asset Purchase Agreement dated as of January 24, 2002 among the Company, SEP, LLC ("SEP"), Charles Sahyoun, Sahyoun Holdings LLC and the Purchaser. The transaction was approved by a vote of the Company's stockholders at the Company's annual meeting of stockholders held on March 28, 2002.

      The assets of the Division had been transferred to SEP, a limited liability company in which the Company owns a 70% interest, at the time of the execution of the Asset Purchase Agreement. Sahyoun Holdings, LLC, a company wholly owned by Charles Sahyoun, the President of the Division and a newly-elected director of the Company, owns the remaining 30% interest in SEP.

      Under the terms of the Asset Purchase Agreement, the Company received an initial cash payment of $1,560,000, which represented 80% of the initial $2,200,000 installment of the purchase price payable to SEP after the satisfaction of certain liabilities and expenses of SEP. Sahyoun Holdings, LLC received the other 20% of the initial net installment of the purchase price, or $440,000.

      The Asset Purchase Agreement requires the Purchaser to make the following additional payments to SEP:

(a) A payment of $1 million, plus or minus the amount by which the Purchaser's profit for the six months ending June 30, 2002, as determined pursuant to the Asset Purchase Agreement, is greater or less than $600,000 (the "Second Payment");

(b) A payment of $1 million, plus or minus the amount by which the Purchaser's profit for the six months ending December 31, 2002, as determined pursuant to the Asset Purchase Agreement, is greater or less than $600,000 (the "Third Payment");

(c) Five subsequent annual payments (the "Subsequent Payments") which will be based upon a multiple of the annual successive increases, if any, in the Purchaser's profit during the five year period beginning on January 1, 2003 and ending December 31, 2007.

      Pursuant to an allocation and indemnity agreement entered into by the Company, Sahyoun Holdings, LLC and Mr. Sahyoun (the "Allocation and Indemnity Agreement"), the Company is entitled to $250,000 of each of the Second Payment and Third Payment. Sahyoun Holdings LLC and Mr. Sahyoun have guaranteed the $250,000 payments to be made to the Company from each of the Second Payment and Third Payment, regardless of the operating results of the Purchaser. Upon its receipt of the payments required under the Allocation and Indemnity Agreement, the Company's interest in SEP will terminate and the Company will not be entitled to any additional payments under the Asset Purchase Agreement, including the Subsequent Payments. Sahyoun Holdings LLC will be entitled to all amounts paid to SEP under the Asset Purchase Agreement other than $500,000 of payments payable to the Company pursuant to the Allocation and Indemnity Agreement and guaranteed by Charles Sahyoun and Sahyoun Holdings, LLC as described above. Under the terms of the Asset Purchase Agreement, Sahyoun Holdings LLC will not be entitled to any Subsequent Payments or its allocable share of the Second and Third Payments if Mr. Sahyoun's employment with Purchaser ceases for any reason other than death or permanent disability prior to December 31, 2003.

      Mr. Sahyoun and Sahyoun Holdings LLC have jointly and severally agreed to indemnify the Company from and against all losses, damages, costs and expenses arising out of or relating to (i) breaches of any covenants or agreements required to be performed or complied with by Mr. Sahyoun or Sahyoun Holdings LLC prior to the closing of the sale of the Division (the "Closing"); (ii) breaches of any agreements, certificates, documents or instruments executed by Mr. Sahyoun or Sahyoun Holdings LLC delivered pursuant to or in connection with the

Asset Purchase Agreement prior to or at Closing; (iii) the breach or fulfillment of certain representations and warranties set forth in the Asset Purchase Agreement; (iv) the negligence of the Company or the Division in conducting the business of the Division, to the extent that any such losses related to a claim of a party other than the Company; (v) illegal conduct or willful misconduct on the part of the employees of the Division; and (vi) breaches prior to the Closing of any contracts pertaining to the provision of engineering services by the Division to a party other than the Company. The obligations of Mr. Sahyoun and Sahyoun Holdings LLC to provide indemnity apply only to the extent that the Company's losses are not covered by insurance.

      The Company has agreed to indemnify Mr. Sahyoun and Sahyoun Holdings LLC from and against all losses, damages, costs and expenses arising out of or related to (i) breaches of any covenants or agreements required to be performed or complied with by the Company prior to the Closing, (ii) breaches of any agreements, certificates, documents or instruments executed by the Company prior to or at the Closing, and (iii) the breach or nonfulfillment of certain representations and warranties set forth in the Asset Purchase Agreement.

      The Asset Purchase Agreement provides that Mr. Sahyoun will be entitled to an annual salary of $175,000 from the Purchaser and, provided that the Purchaser meets certain earnings tests, a bonus of $25,000 on each June 30 and December 31 during the term of his employment.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      In March 2002, the Company entered into an agreement with the holder (the "Debenture Holder") of its outstanding 6% Convertible Debentures (the "Debentures") pursuant to which it issued to the Debenture Holder 231,300 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock") in exchange for (i) $456,499 aggregate principal amount of Debentures, (ii) the cancellation of a $400,000 promissory note previously issued by the Company to the Debenture Holder and (iii) $300,000 in cash. In addition, the Debenture Holder converted, between January 2002 and March 2002, $643,501 principal amount of Debentures into 1,736,979 shares of Common Stock. As a result of these transactions, there are no Debentures currently outstanding.

      The shares of Series B Preferred Stock have a stated value of $5 per share. Holders of the Series B Preferred Stock are entitled to cumulative dividends at a rate of 6% of the stated value per annum, payable when and as declared by the Board of Directors. Dividends may be paid in cash or, at the option of the Company, in shares of Common Stock, under certain circumstances. Holders of Series B Preferred Stock are entitled to a liquidation preference of $5.00 per share plus accrued dividends. The Series B Preferred Stock is convertible into shares of Common Stock at the option of the holder at any time. The number of shares of Common Stock into which each share of Series B Convertible Preferred Stock is convertible is determined by dividing the aggregate liquidation preference of the shares being converted by the lesser of
(i) $4.65 or (ii) 75% of the average closing price of the Common Stock during the five (5) days preceding the date of conversion. If the Company's Common Stock is reinstated for trading on the Nasdaq Stock Market, the Company will be required to seek approval from its stockholders of a proposal to approve the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock in excess of the limits imposed by the rules of the Nasdaq Stock Market.

      In addition to the transactions described above, in March 2002, the holder of a $160,000 promissory note previously issued by the Company exchanged the note for 32,000 shares of Series B Preferred Stock. Further, the Company and the holders of the Company's Series A Preferred Stock agreed to an amendment of the Certificate of Designation which will permit the Company to pay the redemption price of the Series A Preferred Stock through the issuance of shares of the Company's Common Stock. For purposes of determining the number of shares which the Company will be required to issue if it chooses to pay the redemption price in shares of Common Stock, the Common Stock will have a value equal to the average closing price of the Common Stock during the five trading days immediately preceding the date of redemption.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (b)   PRO FORMA FINANCIAL INFORMATION

                                                                            PAGE

            (1)   Unaudited Pro Forma Condensed Balance Sheet as of
                  December 31, 2001                                          F-1
            (2)   Unaudited Prof Forma Statement of Operations for the
                  Three Months Ended December 31, 2001                       F-2
            (3)   Unaudited Pro Forma Statement of Operations for the
                  Year Ended September 30, 2001                              F-3
            (4)   Unaudited Pro Forma Condensed Balance Sheet as of
                  February 28, 2002                                          F-4
            (5)   Notes to Unaudited Pro Forma Financial Statements          F-5

      (c)   EXHIBITS.

            Exhibit 2.8 Asset Purchase Agreement dated as of January 24, 2002 among Stratus Services Group, Inc., Charles Sahyoun, Sayhoun Holdings LLC and SEA Consulting Services Corporation (incorporated by reference to similarly numbered exhibit filed with the Registrant's Form 10-K/A for the fiscal year ended September 30, 2002).

            Exhibit 3.1.2     Certificate of Amendment to Certificate of
                              Designation.

            Exhibit 3.3 Certificate of Designations, Rights and Preferences of Series B Preferred Stock.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STRATUS SERVICES GROUP, INC.

                                           By: /s/ Joseph J. Raymond
                                               --------------------------------
                                               Joseph J. Raymond
                                               President & CEO

                          STRATUS SERVICES GROUP, INC.
                   Unaudited Pro Forma Condensed Balance Sheet
                             As of December 31, 2001


                                                                 Pro Forma Adjustments
                                                            -------------------------------
                                                                  Less:
                                               Stratus        Engineering
                                               Services     Services Division Sale Proceeds    Pro Forma
                                              Group, Inc.         (a)             (b)            Total
                                              -----------   ----------------- -------------   -----------
Current Assets
    Cash and cash equivalents                 $    42,332     $        --     $ 1,460,000     $ 1,502,332
    Accounts receivable                         9,888,085              --              --       9,888,085
    Unbilled receivables                          303,947              --              --         303,947
    Prepaid insurance                           1,390,661              --              --       1,390,661
    Investment                                  1,256,756              --              --       1,256,756
    Prepaid expenses and other
      current assets                              116,331              --         500,000         616,331
    Net assets of discontinued
      Engineering Division                        199,610         199,610              --              --
                                              -----------     -----------     -----------     -----------
                                               13,197,722         199,610       1,960,000      14,958,112

Property and equipment, net of
    accumulated depreciation                    1,397,640              --              --       1,397,640
Intangible assets, net of accumulated
    amortization                                6,939,865              --              --       6,939,865
Deferred financing costs, net of
    accumulated amortization                      341,046              --              --         341,046
Other assets                                      273,114              --              --         273,114
                                              -----------     -----------     -----------     -----------
                                              $22,149,387     $   199,610     $ 1,960,000     $23,909,777
                                              ===========     ===========     ===========     ===========

                                   Liabilities and Stockholders' Equity

Current liabilities
    Loans payable (current portion)           $   368,304     $        --     $        --     $   368,304
    Notes payable - acquisitions (current
      portion)                                  1,123,343              --              --       1,123,343
    Line of credit                              7,454,127              --              --       7,454,127
    Cash overdraft                                286,584              --              --         286,584
    Insurance obligation payable                  296,416              --              --         296,416
    Accounts payable and accrued expenses       3,437,307              --              --       3,437,307
    Accrued payroll and taxes                   1,237,015              --              --       1,237,015
    Payroll taxes payable                         319,020              --              --         319,020
                                              -----------     -----------     -----------     -----------
                                               14,522,116              --              --      14,522,116

Loans payable (net of current portion)            216,944              --              --         216,944
Notes payable - acquisitions (net of
    current portion)                            1,286,230              --              --       1,286,230
Convertible debt                                1,056,588              --              --       1,056,588
                                              -----------     -----------     -----------     -----------
                                               17,081,878              --              --      17,081,878

Series A voting redeemable convertible
    preferred stock                             2,916,000              --              --       2,916,000
Temporary equity - put options                    869,000              --              --         869,000
Stockholders' equity                            1,282,509         199,610       1,960,000       3,042,899
                                              -----------     -----------     -----------     -----------
                                              $22,149,387     $   199,610     $ 1,960,000     $23,909,777
                                              ===========     ===========     ===========     ===========


       See accompanying notes to unaudited pro forma financial statements.

                          STRATUS SERVICES GROUP, INC.
                   Unaudited Pro Forma Statement of Operations
                  For the Three Months Ended December 31, 2001


                                                                                Less:
                                                               Stratus       Engineering
                                                              Services         Services          Pro Forma
                                                             Group, Inc.      Division (a)         Total
                                                            ------------      ------------      ------------

Revenues                                                    $ 14,793,224      $         --      $ 14,793,224

Cost of revenues                                              12,119,322                --        12,119,322
                                                            ------------      ------------      ------------
Gross Profit                                                   2,673,902                --         2,673,902

Selling, general and administrative expenses                   2,901,487                --         2,901,487
                                                            ------------      ------------      ------------

(Loss) from continuing operations                               (227,585)               --          (227,585)
                                                            ------------      ------------      ------------

Other income (expenses)
  Interest and financing costs                                  (512,043)               --          (512,043)
  Other income                                                     5,685                --             5,685
                                                            ------------      ------------      ------------
                                                                (506,358)               --          (506,358)
                                                            ------------      ------------      ------------


(Loss) from continuing operations                               (733,943)               --          (733,943)
Discontinued operations - earnings from discontinued
     Engineering Division                                         73,266            73,266                --
                                                            ------------      ------------      ------------
Net earnings (loss)                                             (660,677)           73,266          (733,943)
     Dividends and accretion on preferred stock                 (124,000)               --          (124,000)
                                                            ------------      ------------      ------------
Net earnings (loss) attributable to common stockholders     $   (784,677)     $     73,266      $   (857,943)
                                                            ============      ============      ============

Net earnings (loss) per share attributable to common
     stockholders (basic and diluted)                       $       (.09)                       $       (.10)
                                                            ============                        ============

Weighted average shares, outstanding per common share
     (basic and diluted)                                       8,802,821                           8,802,821

       See accompanying notes to unaudited pro forma financial statements.

                          STRATUS SERVICES GROUP, INC.
                   Unaudited Pro Forma Statement of Operations
                      For the Year Ended September 30, 2001


                                                                                 Less:
                                                               Stratus        Engineering
                                                              Services          Services         Pro Forma
                                                             Group, Inc.      Division (a)         Total
                                                            ------------      ------------      ------------

Revenues                                                    $ 64,271,705      $  7,245,367      $ 57,026,338
Cost of revenues                                              51,021,613         4,947,328        46,074,285
                                                            ------------      ------------      ------------

Gross profit                                                  13,250,092         2,298,039        10,952,053
                                                            ------------      ------------      ------------

Selling, general administrative expenses                      15,211,887         1,790,253        13,421,634
Loss on impairment of goodwill                                   700,000                --           700,000
Other charges                                                    519,801           144,495           375,306
                                                            ------------      ------------      ------------
                                                              16,431,688         1,934,748        14,496,940
                                                            ------------      ------------      ------------

Earnings (loss) from operations                               (3,181,596)          363,291        (3,544,887)
                                                            ------------      ------------      ------------

Other income (expenses)
    Finance charges, interest and financing costs             (2,277,898)         (217,361)       (2,060,537)
    Other income (expense)                                       (47,963)               --           (47,963)
                                                            ------------      ------------      ------------
                                                              (2,325,861)         (217,361)       (2,108,500)
                                                            ------------      ------------      ------------

Earnings (loss) before income taxes                           (5,507,457)          145,930        (5,653,387)

Income taxes                                                     340,000                --           340,000
                                                            ------------      ------------      ------------

Net earnings (loss)                                           (5,847,457)          145,930        (5,993,387)
    Dividends and accretion on preferred stock                   (63,000)               --           (63,000)
                                                            ------------      ------------      ------------

Net earnings (loss) attributable to common stockholders     $ (5,910,457)     $    145,930      $ (6,056,387)
                                                            ============      ============      ============

Net earnings (loss) per share attributable to common
    stockholders (basic and diluted)                        $       (.99)                       $      (1.01)
                                                            ============                        ============

Weighted average shares, outstanding per common
    share (basic and diluted)                                  5,996,134                           5,996,134

       See accompanying notes to unaudited pro forma financial statements.

                          STRATUS SERVICES GROUP, INC.
                   Unaudited Pro Forma Condensed Balance Sheet
                             As of February 28, 2002


                                                                             Pro Forma Adjustments
                                                          ----------------------------------------------------
                                                              Less:
                                            Stratus        Engineering
                                           Services          Services       Sale Proceeds          Other          Pro Forma
                                          Group, Inc.      Division (a)          (b)            Transactions        Total
                                        ----------------  ---------------   ---------------    ---------------   -----------
Current Assets
    Cash and cash equivalents            $    516,926     $         --     $  1,460,000       $    282,500  (e) $  2,259,426
    Accounts receivable                    10,303,038               --               --                 --        10,303,038
    Unbilled receivables                    1,212,800               --               --                 --         1,212,800
    Prepaid insurance                       1,249,595               --               --                 --         1,249,595
    Investment                              1,256,756               --               --                 --         1,256,756
    Prepaid expenses and other
      current assets                          200,459               --          500,000                 --           700,459
    Net assets of discontinued
      Engineering Division                    199,610          199,610               --                 --                --
                                         ------------     ------------     ------------       ------------      ------------
                                           14,939,184          199,610        1,960,000            282,500        16,982,074

Property and equipment, net of
    accumulated depreciation                1,382,812               --               --                 --         1,382,812
Intangible assets, net of
    accumulated amortization                8,504,490               --               --                 --         8,504,490
Deferred financing costs, net of
    accumulated amortization                  191,224               --               --           (167,690) (c)       23,534
Other assets                                  142,742               --               --                 --           142,742
                                         ------------     ------------      ------------      ------------      ------------
                                         $ 25,160,452     $    199,610      $  1,960,000      $    114,810      $ 27,035,652
                                         ============     ============      ============      ============      ============

Liabilities and Stockholders' Equity

Current liabilities
    Loans payable (current portion)      $    769,970     $         --      $        --       $   (560,000) (d) $    209,970
    Notes payable - acquisitions
      (current portion)                     1,186,266               --               --                 --         1,186,266
    Line of credit                          8,017,362               --               --                 --         8,017,362
    Insurance obligation payable              148,208               --               --                 --           148,208
    Accounts payable and accrued
      expenses                              2,512,517               --               --                 --         2,512,517
    Accrued payroll and taxes               2,522,813               --               --                 --         2,522,813
    Payroll taxes payable                   1,612,135               --               --                 --         1,612,135
                                         ------------     ------------      ------------      ------------      ------------
                                           16,769,271               --               --           (560,000)       16,209,271

Loans payable (net of current
    portion)                                  200,125               --               --                 --           200,125
Notes payable - acquisitions (net of
    current portion)                        2,313,307               --               --                 --         2,313,307
Convertible debt                              827,802               --               --           (787,802) (c)       40,000
                                         ------------     ------------      ------------      ------------      ------------
                                           20,110,505               --               --         (1,347,802)       18,762,703

Series A voting redeemable
    convertible preferred stock             2,999,000               --               --         (2,999,000) (f)           --
Temporary equity - put options                869,000               --               --            (46,000) (d)      823,000

Stockholders' equity                        1,181,947          199,610        1,960,000            620,112  (c)    7,449,949
                                                   --               --               --            606,000  (d)
                                                   --               --               --            282,500  (e)
                                                   --               --               --          2,999,000  (f)
                                         ------------     ------------     ------------       ------------      ------------
                                         $ 25,160,452     $    199,610     $  1,960,000       $    114,810      $ 27,035,652
                                         ============     ============     ============       ============      ============

       See accompanying notes to unaudited pro forma financial statements.

                          STRATUS SERVICES GROUP, INC.
                Notes to Unaudited Pro Forma Financial Statements

(1)      Basis of Presentation

         The accompanying pro forma condensed balance sheet as of December 31, 2001 and statement of operations for the year ended September 30, 2001 and three months ended December 31, 2001 are presented to give effect to the sale of the assets of the Engineering Services Division ("SED") which occurred on March 28, 2002. The pro forma condensed balance sheet as of December 31, 2001 assumes that the sale occurred as of December 31, 2001. The pro forma condensed statements of operations assume that the sale occurred October 1, 2000.

         The accompanying pro forma condensed balance sheet as of February 28, 2002 is presented at the request of The Nasdaq Stock Market, Inc. ("Nasdaq") in connection with its consideration of the Company's appeal to reverse Nasdaq's previous determination to delist the Company's common stock from The Nasdaq SmallCap Market. This pro forma condensed balance sheet gives effect to the sale of the assets of SED which occurred on March 28, 2002 and certain other transactions that occurred in March 2002.

(2)      Pro Forma Adjustments - Condensed Balance Sheet as of December 31, 2001

         (a) Adjustment to reflect the balance sheet of SED sold as part of the transaction.

         (b) Adjustments to record the Company's 80% share of the cash proceeds of $2,200,000, net of the 20% ($440,000) paid to Sahyoun Holdings, LLC and an estimated $330,00 of professional fees and other costs related to the transaction, and the additional proceeds to the Company of $500,000 to be received, $250,000 on June 30, 2002 and $250,00 on December 31, 2002,
                  net of $199,610 of assets sold, resulting in a gain of $1,760,390, which is shown as an increase to stockholders' equity.

(3) Pro Forma Adjustments - Condensed Statement of Operations for the Three Months Ended December 31, 2001

         (a)      Adjustment to eliminate the results of operations of SED.

(4) Pro Forma Adjustments - Condensed Statement of Operations for the Year Ended September 30, 2001

         (a)      Adjustment to eliminate the results of operations of SED.

(5)      Pro Forma Adjustments - Condensed Balance Sheet as of February 28, 2002

         (a) Adjustment to reflect the balance sheet of SED sold as part of the transaction.

         (b) Adjustments to record the Company's 80% share of the cash proceeds of $2,200,000, net of the 20% ($440,000) paid to Sahyoun Holdings, LLC and an estimated $330,00 of professional fees and other costs related to the transaction, and the additional proceeds to the Company of $500,000 to be received, $250,000 on June 30, 2002 and $250,00 on December 31, 2002,
                  net of $199,610 of assets sold, resulting in a gain of $1,760,390, which is shown as an increase to stockholders' equity.

         (c) Conversion of convertible debt into Common Stock and exchange of convertible debt for Series B Preferred Stock.

         (d) Exchange of loans payable for Series B Preferred Stock and cancellation of put option.

         (e) Net proceeds of $282,500 in connection with issuance of Series B Preferred Stock.

         (f) Reclassification of Series A Preferred Stock to permanent equity as a result of an amendment of the terms of Series A Preferred Stock and shareholders' approval to provide for the issuance of the full number of shares of Common Stock to which holders of the Series A Preferred Stock are entitled upon conversion of the Series A Preferred Stock.